UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report: January 23, 2008
SOLUTIA INC.
(Exact Name of Registrant as Specified in their charter)

DELAWARE (State or Other Jurisdiction of Incorporation or Organization)	001-32322 (Commission File Number)	43-1781797 (I.R.S. Employer Identification No.)
575 Maryville Centre Drive, P.O. Box 66760, St. Louis, Missouri 63166-6760
(Address of Principal Executive Offices)
(314) 674-1000
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. REGULATION FD DISCLOSURE
     On January 23, 2008, Solutia Inc. (the “Company”) issued the press release attached as Exhibit 99.1 hereto regarding the status of its emergence from bankruptcy. The press release is incorporated by reference into this Item 7.01. In the press release, the Company refers to its Fifth Amended Joint Plan of Reorganization and Exit Financing Facility Commitment Letter. A copy of the plan of reorganization is available as Exhibit 99.2 to the Company’s Current Report on Form 8-K dated October 22, 2007 (which was filed with the SEC on October 25, 2007). A copy of the Exit Financing Facility Commitment Letter is attached hereto as Exhibit 99.2.
Item 9.01 — FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
     (d) Exhibits
99.1	Press Release dated January 23, 2008

99.2	Exit Financing Facility Commitment Letter

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 23, 2008

SOLUTIA, INC.

	By: Name:	/s/ Rosemary L. Klein Rosemary L. Klein
	Title:	Senior Vice President, General Counsel and Corporate Secretary
Exhibit Table

Exhibit No.
99.1	Press Release dated January 23, 2008

99.2	Exit Financing Facility Commitment Letter